Banc of America Securities LLC                                       EQCC 1999-3
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A-3F

===============================================================================================================
Settle Date     Call %   Description   First Accrual Date    Next Pay Date     Actual Delay    Issue Balance
---------------------------------------------------------------------------------------------------------------
08/26/1999      0.00     SEQ           08/01/1999            09/25/1999        24              160,000,000.00
===============================================================================================================
===============================================================================================================
Balance               Principal Type      Coupon   Interest Type     Index Type     Margin   Accrued Interest
---------------------------------------------------------------------------------------------------------------
160,000,000.00        Normal              7.0670   Fixed             None           0.0000   785,222.22
===============================================================================================================

===============================================================================================================
              PP=5.0;      PP=10.0;      PP=15.0;     PP=20.0;      PP=25.0;      PP=30.0;      PP=35.0;
              0.0;0.0     12.0;50.0     18.0;75.0    24.0;100.0    30.0;125.0    33.0;150.0    48.0;200.0
---------------------------------------------------------------------------------------------------------------
99-17.0        7.172         7.172         7.171        7.171         7.171         7.171        7.171
99-18.0        7.168         7.167         7.165        7.163         7.160         7.158        7.155
99-19.0        7.164         7.162         7.159        7.154         7.149         7.144        7.139
99-20.0        7.160         7.158         7.153        7.146         7.139         7.131        7.123
99-21.0        7.156         7.153         7.147        7.137         7.128         7.118        7.107
99-22.0        7.151         7.149         7.141        7.129         7.117         7.104        7.091
99-23.0        7.147         7.144         7.135        7.120         7.106         7.091        7.076
99-24.0        7.143         7.140         7.129        7.112         7.095         7.078        7.060
99-25.0        7.139         7.135         7.123        7.103         7.085         7.065        7.044
99-26.0        7.135         7.131         7.117        7.095         7.074         7.051        7.028
99-27.0        7.131         7.126         7.111        7.086         7.063         7.038        7.012
99-28.0        7.127         7.122         7.105        7.078         7.052         7.025        6.996
99-29.0        7.123         7.117         7.099        7.069         7.041         7.012        6.981
99-30.0        7.119         7.113         7.093        7.061         7.031         6.998        6.965
99-31.0        7.116         7.108         7.087        7.053         7.020         6.985        6.949
100-0.0        7.112         7.104         7.081        7.044         7.009         6.972        6.933
100-1.0        7.108         7.099         7.075        7.036         6.998         6.959        6.918
100-2.0        7.104         7.095         7.069        7.027         6.988         6.946        6.902
100-3.0        7.100         7.091         7.063        7.019         6.977         6.932        6.886
100-4.0        7.096         7.086         7.057        7.010         6.966         6.919        6.870
100-5.0        7.092         7.082         7.051        7.002         6.955         6.906        6.855
100-6.0        7.088         7.077         7.045        6.993         6.945         6.893        6.839
100-7.0        7.084         7.073         7.039        6.985         6.934         6.880        6.823
100-8.0        7.080         7.068         7.033        6.977         6.923         6.866        6.807
100-9.0        7.076         7.064         7.027        6.968         6.913         6.853        6.792
100-10.0       7.072         7.059         7.021        6.960         6.902         6.840        6.776
100-11.0       7.068         7.055         7.015        6.951         6.891         6.827        6.760
100-12.0       7.064         7.050         7.009        6.943         6.880         6.814        6.745
100-13.0       7.060         7.046         7.003        6.935         6.870         6.801        6.729
100-14.0       7.056         7.041         6.997        6.926         6.859         6.788        6.713
---------------------------------------------------------------------------------------------------------------
WAL            11.94         9.98          6.82         4.44          3.36          2.67         2.20
---------------------------------------------------------------------------------------------------------------
Mod Dur        7.79          6.93          5.17         3.68          2.89          2.35         1.97
---------------------------------------------------------------------------------------------------------------
FirstPrinPay   04/25/2010    08/25/2006    01/25/2004   10/25/2002    02/25/2002    08/25/2001   04/25/2001
---------------------------------------------------------------------------------------------------------------
Maturity       05/25/2015    05/25/2010    04/25/2010   11/25/2005    02/25/2004    02/25/2003   06/25/2002
---------------------------------------------------------------------------------------------------------------
Prin Window    62            46            76           38            25            19           15
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

Banc of America Securities LLC                                       EQCC 1999-3
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A-5F

===============================================================================================================
              PP=0.0;       PP=18.0;      PP=24.0;     PP=27.0;      PP=30.0;      PP=36.0;     PP=40.0;
              0.0;0.0      12.0;50.0     18.0;75.0    24.0;100.0    30.0;125.0    33.0;150.0   48.0;200.0
---------------------------------------------------------------------------------------------------------------
95-0.0         7.928         8.164         8.284        8.375         8.490         8.796        9.032
95-8.0         7.905         8.126         8.240        8.326         8.434         8.723        8.945
95-16.0        7.881         8.089         8.196        8.277         8.379         8.650        8.859
95-24.0        7.857         8.052         8.152        8.228         8.323         8.578        8.773
96-0.0         7.833         8.016         8.109        8.179         8.268         8.505        8.687
96-8.0         7.810         7.979         8.065        8.131         8.213         8.433        8.602
96-16.0        7.787         7.942         8.022        8.082         8.158         8.361        8.516
96-24.0        7.763         7.906         7.979        8.034         8.104         8.289        8.431
97-0.0         7.740         7.870         7.936        7.986         8.049         8.218        8.347
97-8.0         7.717         7.834         7.893        7.938         7.995         8.146        8.262
97-16.0        7.694         7.798         7.851        7.890         7.941         8.075        8.178
97-24.0        7.671         7.762         7.808        7.843         7.887         8.004        8.094
98-0.0         7.648         7.726         7.766        7.795         7.833         7.934        8.011
98-8.0         7.626         7.690         7.723        7.748         7.780         7.863        7.928
98-16.0        7.603         7.655         7.681        7.701         7.726         7.793        7.844
98-24.0        7.580         7.619         7.639        7.654         7.673         7.723        7.762
99-0.0         7.558         7.584         7.597        7.607         7.620         7.653        7.679
99-8.0         7.536         7.549         7.555        7.560         7.567         7.584        7.597
99-16.0        7.513         7.514         7.514        7.514         7.514         7.515        7.515
99-24.0        7.491         7.479         7.472        7.468         7.461         7.445        7.433
100-0.0        7.469         7.444         7.431        7.421         7.409         7.377        7.352
100-8.0        7.447         7.409         7.390        7.375         7.357         7.308        7.270
100-16.0       7.425         7.374         7.349        7.329         7.305         7.239        7.189
100-24.0       7.403         7.340         7.308        7.283         7.253         7.171        7.109
101-0.0        7.382         7.306         7.267        7.238         7.201         7.103        7.028
101-8.0        7.360         7.271         7.226        7.192         7.149         7.035        6.948
101-16.0       7.338         7.237         7.186        7.147         7.098         6.968        6.868
101-24.0       7.317         7.203         7.145        7.101         7.047         6.900        6.788
102-0.0        7.295         7.169         7.105        7.056         6.995         6.833        6.708
102-8.0        7.274         7.135         7.065        7.011         6.944         6.766        6.629
102-16.0       7.253         7.101         7.025        6.967         6.894         6.699        6.550
102-24.0       7.232         7.068         6.985        6.922         6.843         6.632        6.471
103-0.0        7.211         7.034         6.945        6.877         6.792         6.566        6.393
103-8.0        7.190         7.001         6.905        6.833         6.742         6.500        6.314
103-16.0       7.169         6.968         6.865        6.789         6.692         6.434        6.236
103-24.0       7.148         6.934         6.826        6.744         6.642         6.368        6.158
104-0.0        7.127         6.901         6.787        6.700         6.592         6.302        6.081
104-8.0        7.107         6.868         6.747        6.656         6.542         6.237        6.003
104-16.0       7.086         6.835         6.708        6.613         6.492         6.172        5.926
104-24.0       7.065         6.803         6.669        6.569         6.443         6.106        5.849
---------------------------------------------------------------------------------------------------------------
WAL            26.50         10.66         8.33         7.16          6.10          4.37         3.60
---------------------------------------------------------------------------------------------------------------
Mod Dur        11.28         7.15          6.02         5.39          4.75          3.62         3.06
---------------------------------------------------------------------------------------------------------------
FirstPrinPay   02/25/2026    04/25/2010    12/25/2007   10/25/2006    02/25/2005    08/25/2003   11/25/2002
---------------------------------------------------------------------------------------------------------------
Maturity       02/25/2026    04/25/2010    12/25/2007   10/25/2006    11/25/2005    06/25/2004   08/25/2003
---------------------------------------------------------------------------------------------------------------
Prin Window    1             1             1            1             10            11           10
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

Banc of America Securities LLC                                       EQCC 1999-3
                                                            Price to Yield Table


Bond Class: A-7F

===============================================================================================================
Settle Date     Call %   Description    First Accrual Date    Next Pay Date    Actual Delay    Issue Balance
---------------------------------------------------------------------------------------------------------------
08/26/1999      10.00    P-T            08/01/1999            09/25/1999       24              74,391,790.00
===============================================================================================================
===============================================================================================================
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
---------------------------------------------------------------------------------------------------------------
74,391,790.00       Normal               7.4480   Fixed              None          0.0000   384,770.87
===============================================================================================================

===============================================================================================================
              PP=0.0;       PP=50.0;      PP=75.0;    PP=100.0;     PP=125.0;     PP=150.0;    PP=200.0;
              0.0;0.0      12.0;15.0     18.0;20.0    24.0;25.0     30.0;30.0     33.0;35.0    48.0;40.0
---------------------------------------------------------------------------------------------------------------
99-17.0        7.561         7.556         7.555        7.553         7.550         7.548        7.545
99-18.0        7.556         7.547         7.544        7.539         7.535         7.530        7.523
99-19.0        7.552         7.538         7.533        7.526         7.519         7.511        7.501
99-20.0        7.548         7.529         7.522        7.513         7.503         7.493        7.479
99-21.0        7.543         7.519         7.510        7.499         7.487         7.474        7.457
99-22.0        7.539         7.510         7.499        7.486         7.471         7.456        7.435
99-23.0        7.535         7.501         7.488        7.473         7.456         7.437        7.413
99-24.0        7.530         7.492         7.477        7.459         7.440         7.419        7.391
99-25.0        7.526         7.482         7.466        7.446         7.424         7.400        7.369
99-26.0        7.522         7.473         7.455        7.433         7.408         7.382        7.347
99-27.0        7.517         7.464         7.444        7.420         7.393         7.364        7.326
99-28.0        7.513         7.455         7.433        7.406         7.377         7.345        7.304
99-29.0        7.509         7.446         7.422        7.393         7.361         7.327        7.282
99-30.0        7.504         7.437         7.411        7.380         7.345         7.309        7.260
99-31.0        7.500         7.427         7.401        7.367         7.330         7.290        7.238
100-0.0        7.496         7.418         7.390        7.353         7.314         7.272        7.216
100-1.0        7.491         7.409         7.379        7.340         7.298         7.254        7.195
100-2.0        7.487         7.400         7.368        7.327         7.283         7.235        7.173
100-3.0        7.483         7.391         7.357        7.314         7.267         7.217        7.151
100-4.0        7.478         7.382         7.346        7.300         7.251         7.199        7.129
100-5.0        7.474         7.372         7.335        7.287         7.236         7.180        7.108
100-6.0        7.470         7.363         7.324        7.274         7.220         7.162        7.086
100-7.0        7.465         7.354         7.313        7.261         7.204         7.144        7.064
100-8.0        7.461         7.345         7.302        7.248         7.189         7.126        7.043
100-9.0        7.457         7.336         7.291        7.235         7.173         7.107        7.021
100-10.0       7.453         7.327         7.280        7.221         7.158         7.089        6.999
100-11.0       7.448         7.318         7.269        7.208         7.142         7.071        6.978
100-12.0       7.444         7.309         7.259        7.195         7.127         7.053        6.956
100-13.0       7.440         7.300         7.248        7.182         7.111         7.035        6.934
100-14.0       7.435         7.290         7.237        7.169         7.095         7.016        6.913
---------------------------------------------------------------------------------------------------------------
WAL            12.25         4.49          3.64         2.88          2.35          1.97         1.61
---------------------------------------------------------------------------------------------------------------
Mod Dur        7.20          3.39          2.84         2.35          1.98          1.70         1.43
---------------------------------------------------------------------------------------------------------------
FirstPrinPay   09/25/1999    09/25/1999    09/25/1999   09/25/1999    09/25/1999    09/25/1999   09/25/1999
---------------------------------------------------------------------------------------------------------------
Maturity       02/25/2026    07/25/2010    04/25/2010   12/25/2007    04/25/2006    02/25/2005   08/25/2003
---------------------------------------------------------------------------------------------------------------
Prin Window    318           131           128          100           80            66           48
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

Banc of America Securities LLC                                       EQCC 1999-3
                                Percent of Initial Principal Balance Outstanding
--------------------------------------------------------------------------------


===============================================================================================================
                     Percent of Initial Principal Balance Outstanding - Bond Class: A-7F
---------------------------------------------------------------------------------------------------------------
               Scenario I    Scenario II   Scenario III Scenario IV   Scenario V    Scenario VI  Scenario VII
---------------------------------------------------------------------------------------------------------------
08/26/1999     100.00        100.00        100.00       100.00        100.00        100.00       100.00
08/25/2000     96.91         88.77         84.66        80.52         76.35         72.13        63.54
08/25/2001     92.71         73.86         65.14        56.87         49.08         41.76        28.55
08/25/2002     91.38         63.46         51.73        41.75         33.61         26.57        15.49
08/25/2003     89.91         54.32         41.23        31.24         23.17         16.75        0.00
08/25/2004     88.28         46.31         33.23        23.34         15.94         10.54        0.00
08/25/2005     86.48         39.86         26.72        17.40         10.95         0.00         0.00
08/25/2006     84.49         34.31         21.44        12.94         0.00          0.00         0.00
08/25/2007     82.27         29.45         17.14        9.59          0.00          0.00         0.00
08/25/2008     79.81         25.18         13.66        0.00          0.00          0.00         0.00
08/25/2009     77.09         21.45         10.85        0.00          0.00          0.00         0.00
08/25/2010     33.37         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2011     31.07         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2012     28.52         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2013     25.69         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2014     22.88         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2015     21.56         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2016     20.11         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2017     18.49         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2018     16.70         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2019     14.90         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2020     13.89         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2021     12.78         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2022     11.55         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2023     10.20         0.00          0.00         0.00          0.00          0.00         0.00
08/25/2024     8.74          0.00          0.00         0.00          0.00          0.00         0.00
08/25/2025     7.25          0.00          0.00         0.00          0.00          0.00         0.00
08/25/2026     0.00          0.00          0.00         0.00          0.00          0.00         0.00
08/25/2027     0.00          0.00          0.00         0.00          0.00          0.00         0.00
08/25/2028     0.00          0.00          0.00         0.00          0.00          0.00         0.00
08/25/2029     0.00          0.00          0.00         0.00          0.00          0.00         0.00
---------------------------------------------------------------------------------------------------------------
WAL            12.25         5.35          4.20         3.24          2.63          2.20         1.64
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

Banc of America Securities LLC                                       EQCC 1999-3
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A-7F

===============================================================================================================
Settle Date     Call %   Description    First Accrual Date    Next Pay Date    Actual Delay    Issue Balance
---------------------------------------------------------------------------------------------------------------
08/26/1999      0.00     P-T            08/01/1999            09/25/1999       24              74,391,790.00
===============================================================================================================
===============================================================================================================
Balance             Principal Type       Coupon   Interest Type      Index Type    Margin   Accrued Interest
---------------------------------------------------------------------------------------------------------------
74,391,790.00       Normal               7.4480   Fixed              None          0.0000   384,770.87
===============================================================================================================

===============================================================================================================
             PP=0.0;        PP=50.0;      PP=75.0;    PP=100.0;     PP=125.0;     PP=150.0;    PP=200.0;
             0.0;0.0       12.0;15.0     18.0;20.0    24.0;25.0     30.0;30.0     33.0;35.0    48.0;40.0
---------------------------------------------------------------------------------------------------------------
99-17.0        7.562         7.566         7.560        7.567         7.571         7.574        7.588
99-18.0        7.557         7.557         7.549        7.554         7.556         7.556        7.568
99-19.0        7.553         7.548         7.538        7.541         7.541         7.538        7.548
99-20.0        7.549         7.539         7.527        7.528         7.526         7.521        7.527
99-21.0        7.544         7.530         7.516        7.515         7.511         7.503        7.507
99-22.0        7.540         7.521         7.505        7.502         7.496         7.486        7.487
99-23.0        7.536         7.512         7.494        7.489         7.480         7.468        7.467
99-24.0        7.531         7.503         7.483        7.476         7.465         7.451        7.447
99-25.0        7.527         7.494         7.472        7.463         7.450         7.433        7.427
99-26.0        7.523         7.485         7.461        7.450         7.435         7.416        7.407
99-27.0        7.518         7.476         7.450        7.437         7.420         7.398        7.387
99-28.0        7.514         7.467         7.439        7.424         7.405         7.381        7.366
99-29.0        7.510         7.458         7.429        7.411         7.390         7.363        7.346
99-30.0        7.505         7.449         7.418        7.399         7.375         7.346        7.326
99-31.0        7.501         7.440         7.407        7.386         7.360         7.328        7.306
100-0.0        7.497         7.431         7.396        7.373         7.345         7.311        7.286
100-1.0        7.492         7.422         7.385        7.360         7.330         7.293        7.266
100-2.0        7.488         7.413         7.374        7.347         7.315         7.276        7.246
100-3.0        7.484         7.404         7.363        7.334         7.300         7.259        7.226
100-4.0        7.480         7.395         7.353        7.321         7.285         7.241        7.206
100-5.0        7.475         7.386         7.342        7.309         7.270         7.224        7.186
100-6.0        7.471         7.377         7.331        7.296         7.255         7.207        7.167
100-7.0        7.467         7.368         7.320        7.283         7.240         7.189        7.147
100-8.0        7.462         7.359         7.309        7.270         7.225         7.172        7.127
100-9.0        7.458         7.351         7.299        7.257         7.210         7.155        7.107
100-10.0       7.454         7.342         7.288        7.245         7.195         7.137        7.087
100-11.0       7.450         7.333         7.277        7.232         7.180         7.120        7.067
100-12.0       7.445         7.324         7.266        7.219         7.165         7.103        7.047
100-13.0       7.441         7.315         7.256        7.206         7.150         7.085        7.027
100-14.0       7.437         7.306         7.245        7.194         7.135         7.068        7.008
---------------------------------------------------------------------------------------------------------------
WAL            12.36         4.67          3.70         3.02          2.51          2.11         1.80
---------------------------------------------------------------------------------------------------------------
Mod Dur        7.22          3.46          2.87         2.42          2.07          1.78         1.55
---------------------------------------------------------------------------------------------------------------
FirstPrinPay   09/25/1999    09/25/1999    09/25/1999   09/25/1999    09/25/1999    09/25/1999   09/25/1999
---------------------------------------------------------------------------------------------------------------
Maturity       04/25/2029    09/25/2020    09/25/2016   09/25/2013    07/25/2011    04/25/2010   08/25/2009
---------------------------------------------------------------------------------------------------------------
Prin Window    356           253           205          169           143           128          120
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

Banc of America Securities LLC                                EQCC 1999-3 (Call)
                                                            Price to Yield Table
--------------------------------------------------------------------------------

Bond Class: A-7F

===============================================================================================================
              PP=0.0;       PP=50.0;      PP=75.0;    PP=100.0;     PP=125.0;     PP=150.0;    PP=200.0;
              0.0;15.0     12.0;20.0     18.0;25.0    24.0;30.0     30.0;35.0     33.0;40.0    48.0;45.0
---------------------------------------------------------------------------------------------------------------
99-17.0        7.2356        7.2351        7.2347       7.2342        7.2336        7.2330       7.2322
99-18.0        7.2266        7.2242        7.2218       7.2188        7.2156        7.2121       7.2076
99-19.0        7.2176        7.2132        7.2088       7.2035        7.1976        7.1913       7.1831
99-20.0        7.2086        7.2022        7.1959       7.1881        7.1796        7.1704       7.1585
99-21.0        7.1997        7.1913        7.1829       7.1728        7.1617        7.1496       7.1340
99-22.0        7.1907        7.1804        7.1700       7.1574        7.1437        7.1288       7.1095
99-23.0        7.1818        7.1694        7.1571       7.1421        7.1258        7.1080       7.0850
99-24.0        7.1728        7.1585        7.1442       7.1268        7.1078        7.0872       7.0605
99-25.0        7.1639        7.1476        7.1313       7.1115        7.0899        7.0664       7.0360
99-26.0        7.1550        7.1367        7.1184       7.0962        7.0720        7.0457       7.0115
99-27.0        7.1460        7.1258        7.1056       7.0810        7.0541        7.0249       6.9871
99-28.0        7.1371        7.1149        7.0927       7.0657        7.0362        7.0042       6.9627
99-29.0        7.1282        7.1040        7.0798       7.0504        7.0183        6.9835       6.9383
99-30.0        7.1193        7.0931        7.0670       7.0352        7.0005        6.9628       6.9139
99-31.0        7.1104        7.0822        7.0542       7.0199        6.9826        6.9421       6.8895
100-0.0        7.1015        7.0713        7.0413       7.0047        6.9648        6.9214       6.8651
100-1.0        7.0926        7.0605        7.0285       6.9895        6.9469        6.9007       6.8408
100-2.0        7.0837        7.0496        7.0157       6.9743        6.9291        6.8801       6.8165
100-3.0        7.0748        7.0388        7.0029       6.9591        6.9113        6.8595       6.7922
100-4.0        7.0660        7.0279        6.9901       6.9439        6.8935        6.8388       6.7679
100-5.0        7.0571        7.0171        6.9773       6.9287        6.8757        6.8182       6.7436
100-6.0        7.0482        7.0062        6.9645       6.9136        6.8580        6.7976       6.7193
100-7.0        7.0394        6.9954        6.9517       6.8984        6.8402        6.7771       6.6951
100-8.0        7.0305        6.9846        6.9390       6.8832        6.8225        6.7565       6.6708
100-9.0        7.0217        6.9738        6.9262       6.8681        6.8047        6.7359       6.6466
100-10.0       7.0128        6.9630        6.9135       6.8530        6.7870        6.7154       6.6224
100-11.0       7.0040        6.9522        6.9007       6.8379        6.7693        6.6949       6.5982
100-12.0       6.9951        6.9414        6.8880       6.8228        6.7516        6.6744       6.5741
100-13.0       6.9863        6.9306        6.8753       6.8077        6.7339        6.6539       6.5499
100-14.0       6.9775        6.9198        6.8626       6.7926        6.7162        6.6334       6.5258
---------------------------------------------------------------------------------------------------------------
WAL            4.67          3.63          2.99         2.44          2.03          1.72         1.43
---------------------------------------------------------------------------------------------------------------
Mod Dur        3.50          2.86          2.42         2.04          1.74          1.50         1.28
---------------------------------------------------------------------------------------------------------------
FirstPrinPay   09/25/1999    09/25/1999    09/25/1999   09/25/1999    09/25/1999    09/25/1999   09/25/1999
---------------------------------------------------------------------------------------------------------------
Maturity       09/25/2020    05/25/2010    04/25/2010   11/25/2007    03/25/2006    01/25/2005   07/25/2003
---------------------------------------------------------------------------------------------------------------
Prin Window    253           129           128          99            79            65           47
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.

                   EQCC Home Equity Loan Trust, Series 1999-3

      Bond              Balance         Coupon         Final Legal Maturity Date          CUSIP                ISIN
----------------------------------------------------------------------------------------------------------------------------
      A-1F              350,000,000    6.5480                 04/25/10              268917 FP 1        US268917FP19
      A-2F              137,000,000    6.8870                 10/25/13              268917 FQ 9        US268917FQ91
      A-3F              160,000,000    7.0670                 01/25/25              268917 FR 7        US268917FR74
      A-4F               80,000,000    7.3710                 07/25/28              268917 FS 5        US268917FS57
      A-5F               27,796,013    7.6380                 08/01/30              268917 FT 3        US268917FT31
      A-6F              133,000,000    7.2670                 08/01/30              268917 FU 0        US268917FU04
      A-7F               74,391,790    7.4480                 08/01/30              268917 FV 8        US268917FV86
      A-1A               37,812,197    L + 31                 08/01/30              268917 FW 6        US268917FW69


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                 EQCC 1999-3 (Mat)
                                                            Price to Yield Table


Bond Class: A-7F

===============================================================================================================
              PP=0.0;       PP=50.0;      PP=75.0;    PP=100.0;     PP=125.0;     PP=150.0;    PP=200.0;
              0.0;15.0     12.0;20.0     18.0;25.0    24.0;30.0     30.0;35.0     33.0;40.0    48.0;45.0
---------------------------------------------------------------------------------------------------------------
99-17.0        7.2356        7.2398        7.2363       7.2421        7.2465        7.2491       7.2630
99-18.0        7.2266        7.2290        7.2234       7.2270        7.2289        7.2289       7.2399
99-19.0        7.2176        7.2181        7.2105       7.2118        7.2114        7.2087       7.2168
99-20.0        7.2086        7.2073        7.1976       7.1967        7.1939        7.1885       7.1937
99-21.0        7.1997        7.1964        7.1847       7.1816        7.1763        7.1683       7.1706
99-22.0        7.1907        7.1856        7.1719       7.1665        7.1588        7.1481       7.1476
99-23.0        7.1818        7.1748        7.1590       7.1515        7.1414        7.1280       7.1245
99-24.0        7.1728        7.1639        7.1461       7.1364        7.1239        7.1079       7.1015
99-25.0        7.1639        7.1531        7.1333       7.1213        7.1064        7.0878       7.0785
99-26.0        7.1550        7.1423        7.1204       7.1063        7.0890        7.0677       7.0555
99-27.0        7.1460        7.1315        7.1076       7.0913        7.0715        7.0476       7.0326
99-28.0        7.1371        7.1207        7.0948       7.0762        7.0541        7.0275       7.0096
99-29.0        7.1282        7.1099        7.0820       7.0612        7.0367        7.0074       6.9867
99-30.0        7.1193        7.0992        7.0692       7.0462        7.0193        6.9874       6.9638
99-31.0        7.1104        7.0884        7.0564       7.0312        7.0019        6.9674       6.9409
100-0.0        7.1015        7.0776        7.0436       7.0162        6.9845        6.9473       6.9180
100-1.0        7.0926        7.0669        7.0308       7.0013        6.9671        6.9273       6.8951
100-2.0        7.0837        7.0561        7.0180       6.9863        6.9498        6.9074       6.8723
100-3.0        7.0748        7.0454        7.0053       6.9713        6.9324        6.8874       6.8494
100-4.0        7.0660        7.0346        6.9925       6.9564        6.9151        6.8674       6.8266
100-5.0        7.0571        7.0239        6.9798       6.9415        6.8978        6.8475       6.8038
100-6.0        7.0482        7.0132        6.9670       6.9265        6.8804        6.8275       6.7810
100-7.0        7.0394        7.0024        6.9543       6.9116        6.8632        6.8076       6.7583
100-8.0        7.0305        6.9917        6.9416       6.8967        6.8459        6.7877       6.7355
100-9.0        7.0217        6.9810        6.9288       6.8818        6.8286        6.7678       6.7128
100-10.0       7.0128        6.9703        6.9161       6.8669        6.8113        6.7480       6.6901
100-11.0       7.0040        6.9596        6.9034       6.8521        6.7941        6.7281       6.6673
100-12.0       6.9951        6.9489        6.8908       6.8372        6.7768        6.7083       6.6447
100-13.0       6.9863        6.9383        6.8781       6.8224        6.7596        6.6884       6.6220
100-14.0       6.9775        6.9276        6.8654       6.8075        6.7424        6.6686       6.5993
---------------------------------------------------------------------------------------------------------------
WAL            4.67          3.70          3.01         2.50          2.11          1.79         1.54
---------------------------------------------------------------------------------------------------------------
Mod Dur        3.50          2.89          2.43         2.08          1.79          1.55         1.36
---------------------------------------------------------------------------------------------------------------
FirstPrinPay   09/25/1999    09/25/1999    09/25/1999   09/25/1999    09/25/1999    09/25/1999   09/25/1999
---------------------------------------------------------------------------------------------------------------
Maturity       09/25/2020    09/25/2016    09/25/2013   07/25/2011    04/25/2010    08/25/2009   04/25/2008
---------------------------------------------------------------------------------------------------------------
Prin Window    253           205           169          143           128           120          104
===============================================================================================================


This document is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy any security. Additional information is available upon request. Results based on hypothetical projections or past performance have created inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. This document may not be reproduced in whole or in part or otherwise made available without our written consent.